                                                                    EXHIBIT 10.9


                                                                  EXECUTION COPY



                           SECOND AMENDMENT TO THE
                           ASSET PURCHASE AGREEMENT



      SECOND AMENDMENT (this "Amendment"), dated June 13, 1997, to the Asset
                              ---------
Purchase Agreement (the "Agreement"), dated January 31, 1997, as amended, among
                         ---------
STYLES ON VIDEO, INC., a Delaware corporation ("Parent"), FOREVER YOURS, INC., a
                                                ------
California corporation (the "Seller"), HASCO INTERNATIONAL, INC., a Missouri
                             ------
corporation (the "Buyer"), and HASCO HOLDINGS CORP., a Delaware corporation
                  -----
("Holdings").  Any word, term or phrase which is defined in the Agreement and
  --------
not otherwise defined herein shall, when used in this First Amendment, have the same meaning as used in the Agreement.

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

     I.  Amendments.
         ----------

     (a)  Section 4.2(c) is hereby amended to read in entirety as follows:


     If, after the Test Date, the Seller receives a notice of termination of any Current Contract (also a "Terminated Contract"), (i) first, the Credit
                               -------------------
     Amount shall be reduced (but not below zero) by the Reduction Amount (defined below) and (ii) then, the consideration payable under Section 4.1
     (a)(ii) shall be reduced by the excess, if any, of the Reduction Amount over the reduction to the Credit Amount pursuant to clause (i). The "Reduction Amount" means the product of (x) the amount set forth opposite
      ----------------
     such Current Contract on Schedule 2.1(a) times (y) the Applicable
                              ---------------
     Percentage. The "Applicable Percentage" equals 100% for any Terminated
                      ---------------------
     Contract where notice of termination is received on or prior to the 3rd month anniversary of the Test Date, 75% for any Terminated Contract where notice of termination is received after the 3rd and on or prior to the 6th month anniversary of the Test Date, 50% for any Terminated Contract where notice of termination is received after the 6th and on or prior to the 9th month anniversary of the Test Date and 25% for any Terminated Contract where notice of termination is received after the 9th and on or prior to the 12th month anniversary of the Test Date. "Test Date" means, with respect to any hospital subject to a Current Contract, the earlier of (x) the date such hospital is converted from a Forever Yours hospital to a First Foto Hospital and (y) the Closing Date.

     (b)  Section 4.4(a) is hereby amended to read in its entirety as follows:

     On the Closing Date, the Buyer and Seller shall agree on good faith estimates of the Adjustments (defined below) as of the Closing Date based on the Seller's most recently available (unaudited) monthly balance sheets and Seller's good faith estimates of the changes thereto, which estimate shall be reasonably acceptable to Buyer (the "Estimated Adjustment
                                                  ---------------------
     Amount"). The cash payable pursuant to Section 4.1(a)(i) shall be reduced
     --------
     by the amount of the Estimated Adjustment Amount. "Adjustments" means the
                                                       -------------
     sum of (i) the amount of Payables on the Closing Date, (ii) the amount by which the principal amount of the Hasco Loans exceed $540,000, (iii) the amount, if any, by which the liabilities of the Seller

          (whether Assumed Liabilities or Excluded Liabilities, but excluding the Hasco Loans) on the Closing Date (as reflected on the Final Closing Balance Sheet) are less than the liabilities of the Seller (whether Assumed Liabilities or Excluded Liabilities but excluding the Hasco Loans) on January 31, 1997 (as reflected on the Final Closing Balance Sheet) adjusted to (x) exclude specific converted hospital commission, sales tax and BPR costs and other to be mutually agreed upon sections impacted by the converted hospitals from the Preliminary Signing Balance Sheet and Preliminary Closing Balance Sheet, (iv) the amount of any non-ordinary course expenses (including any legal fees or expenses and interest to Affiliates (other than Dycam)) paid by the Seller between the date hereof and the Closing Date and (v) the amount, if any, by which "accounts receivables," "pre-paid expenses," "inventory" and "deposits" (as such terms are used on the Financial Statements) of the Seller on the Closing Date (as reflected on the Final Closing Balance Sheet) are less than $115,000, $40,000, $20,000 and $30,000, respectively, adjusted for the effect on the beginning and ending receivable balances for the estimated receivable amounts related to the hospitals of the Seller that were converted by Buyer.

          II.  Conversion.  Prior to the date of this Amendment, Hasco converted
               ----------
certain hospitals of the Seller, and has paid or will pay to the Seller $6.80 per each Forever Yours package that was shipped by Hasco prior to and on the Closing Date with respect to any such converted hospital, within 15 days of the Closing Date (which payments, the parties agree are not part of the Assets that the Buyer is receiving under the Agreement). Such amount represents the sole obligation, other the purchase consideration specifically contemplated by the Agreement, of Hasco with respect to such converted hospitals.

        III.  Attached Certificates.  Attached hereto are certificates that set
              ---------------------
forth (i) the Terminated Contracts pursuant to Section 4.2(b) of the Agreement,
(ii) the Hospital Contracts executed meeting the requirements of Section 4.2(d) of the Agreement, (iii) the hospitals of the Seller that were converted by Buyer prior to or on the date of this Amendment and (iv) the cash payable at Closing by Buyer to Seller (after giving effect to the payment by wire transfer of $150,000.00 from Seller to Buyer in partial payment of the Hasco Loans). Seller hereby acknowledges the receipt of the $2,994,820.00 closing payment from Buyer, and Buyer hereby acknowledges the receipt of the $150,000.00 Hasco Loans payment from Seller.

        IV.   Waivers by Buyer and Holdings.  Buyer and Holdings hereby waive
              -----------------------------
Section 11.1(g) of the Agreement. Buyer and Holdings hereby waive consent to the contracts described on Attachment A hereto.

        V.    Waiver and Amendments.  This Amendment may be amended, superseded,
              ---------------------
canceled, renewed or extended and the terms hereof may be waived only by a written instrument signed by parties or, in the case of a waiver, by the party waiving compliance.

        VI.   Notice.  Notwithstanding any provision in the Agreement or any
              ------
other document delivered thereunder or in connection therewith, the parties hereto agree that the address for notice in the Agreement and/or any such document of any party may be changed by such party by written notice sent to other parties pursuant to the notice provisions of the Agreement or such document.

      VII. Counterparts. This Amendment may be executed by the parties hereto in
           ------------
separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      VIII.  No Third Party Beneficiaries.  This Amendment shall not confer any
             ----------------------------
rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

      IX.  Entire Amendment.  This Amendment constitutes the entire agreement of
           ----------------
the parties with respect to the subject matter hereof, and shall supersede all prior agreements or understandings relating thereto.

                                     *****

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed on the date and year first above written.



                                                HASCO INTERNATIONAL, INC.



                                                By:  /s/ Raymond W. Harmon
                                                   -------------------------
                                                Name: Raymond W. Harmon
                                                Title:  CEO


                                                HASCO HOLDINGS CORP.

                                                By: /s/ Raymond W. Harmon
                                                   -------------------------
                                                Name: Raymond W. Harmon
                                                Title:  CHAIRMAN OF THE BOARD


                                                FOREVER YOURS, INC.


                                                By: /s/  James E. O'Brien
                                                   -------------------------
                                                Name:  James E. O'Brien
                                                Title:


                                                STYLES ON VIDEO, INC.

                                                By: /s/ K. Eugene Shutler
                                                   -------------------------
                                                Name:  K. Eugene Shutler
                                                Title:

                                ATTACHMENT A TO
                              AMENDMENT NO. 2 TO
                           ASSET PURCHASE AGREEMENT

1.  Sienna photographic printer leases for five machines.

2.  Pitney Bowes postage machine, agreement signed 2/24/96 through 5/23/99.

3.  Sprint telephone minimum usage agreement dated 4/20/95 through 4/19/98.

4.  Ameritech fax maintenance agreement 527945 dated 6/6/96 through 6/6/97.

5.  Ameritech copier maintenance agreement 602946 dated 6/6/96 through 6/6/97.

6.  Ameritech copier maintenance agreement dated 8/2/96.

Purchase Price Adjustment - Hospital Contracts.

    4.2 (b)  Terminated Contracts - notice to cancel

Hospital                      Birthrate        Effective Date        Adjustment
--------                      ---------        --------------        ----------
                                               of Cancellation       to Price
                                               ---------------       ----------

Lavaca Med. Ctr               50               2-1-97                ($ 1,000)
Hallettsville, TX

St. Joseph Med. Ctr.          700              9-1-97                ($14,000)
Stamford, CT

Presbyterian                  4,847            6-23-97               ($96,940)
Charlotte, NC

Presbyterian                  1,800            6-23-97               ($36,000)
Matthews, NC

Univ. Med. Ctr.               3,600            6-27-97               ($72,000)
Las Vegas, NV

**Waukesha Memorial           1,945            1-16-97
Waukesha, WI

**Columbia Conroe
Reg. Med. Ctr.                1,509            2-16-97
                              -----            -------

Total Births                 14,451
                             ------

Total Terminated Contracts Adjustment 4.2 (b)                       ($219,940)

**Went with F.F. after FYI

Purchase Price Adjustment - Hospital Contracts.

    4.2 (d) Contracts - Active Hospitals

Hospitals                  Birthrate       Contract Date/        Adjustment
---------                  ---------       -------- ----         ----------
                                           Active Date           to Price
                                           ------ ----           -- -----

*Columbia Plaza Med. Ctr.
Ft. Worth, TX              900             Pending    2-1-97

North Penn. Hosp.          897             2-1-97     2-1-97     $17,940
Lansdale, PA

Columbia Lawnwood
Reg. Med. Ctr.             1,200           1-22-97    1-13-97    $24,000
Ft. Pierce, FL

Columbia Largo             1,550           12-26-96   1-15-97    $31,000
Reg. Med. Ctr.

Columbia Ocala             625             1-23-97    1-23-97    $12,500
Reg. Med. Ctr.

*Condell Med. Ctr.         1,504           Pending    1-06-97
Libertyville, IL

Sutter-Merced Med. Ctr.
Merced, CA                 1,936           9-11-96    9-1-96     $38,720

Columbia Paradise Valley
Reg. Med. Ctr.             1,000           2-24-97    2-28-97    $20,000
                                                                 -------

Total Births               9,612
------------               -----

Total New Contracts Adjustments 4.2 (b)                         $144,160
---------------------------------------

* Were with F.F. before FYI

FOREVER YOURS, INC.
HOSPITALS CONVERTED FROM FYI SYSTEM TO HASCO SYSTEM
AS OF JUNE 13, 1997


1       ANAHEIM MEMORIAL HOSPITAL                    CA
2       BARBERTON CITIZENS HOSPITAL                  OH
3       CENTINELA HOSPITAL MEDICAL CENTER            CA
4       COLUMBIA LARGO REGIONAL MEDICAL CENTER       FL
5       COLUMBIA LAWNWOOD REGIONAL MEDICAL CENTER    FL
6       COLUMBIA MEDICAL CENTER OF MCKINNEY          TX
7       COLUMBIA OCALA REGIONAL MEDICAL CENTER       FL
8       DESERT HOSPITAL                              CA
9       FIRELANDS COMMUNITY HOSPITAL                 OH
10      GASTON MEMORIAL HOSPITAL                     NC
11      HANFORD COMMUNITY MEDICAL CENTER             CA
12      JOHN DEMPSEY HOSPITAL                        CT
13      JOHN MUIR MEDICAL CENTER                     CA
14      KERN MEDICAL CENTER                          CA
15      KING'S DAUGHTERS' MEDICAL CENTER             KY
16      MARSHALL HOSPITAL                            CA
17      MARY CHILES HOSPITAL                         KY
18      MERCY HEALTH CENTER                          IA
19      MERCY HOSPITAL OF FOLSOM                     CA
20      MIDDLESEX HOSPITAL                           CT
21      NORTHBAY MEDICAL CENTER                      CA
22      NORTHSIDE MEDICAL CENTER                     OH
23      O'CONNOR HOSPITAL                            CA
24      ORANGE COAST MEMORIAL MEDICAL CENTER         CA
25      PALOS COMMUNITY HOSPITAL                     IL
26      SAINT FRANCIS MEDICAL CENTER                 CA
27      SUMMA HEALTH SYSTEM                          OH
28      SUTTER MERCED MEDICAL CENTER                 CA
29      TOD CHILDREN'S HOSPITAL                      OH
30      TORRANCE MEMORIAL MEDICAL CENTER             CA
31      WESTERN MEDICAL CENTER, SANTA ANA            CA

                                                                         6/13/97
                                                                        10:50 AM

                              FOREVER YOURS, INC.
                        CASH PAYABLE AT CLOSING SUMMARY



Total Adjusted Purchase Price (see attached)                $4,385,140

Less
  Loan and Interest Less Payments Received                     (52,220)
  Assumed Payables (Paragraph 4.4(a)(i)                       (280,000)
  Purchase Price Adjustments - Operations
  (Paragraph 4.4(a)(iii) and 4.4(a)(v)                          (9,000)
  Acquisition Related Adjustments (Paragraph 3.2(a)            (13,310)
                                                            ----------

Total Adjusted Purchase Price                                4,030,610

Less Three Year Deferred ($1,065,000 - $29,210)*            (1,035,790)
                                                            ----------
Cash Payable at Closing to Forever Yours                    $2,994,820
                                                            ==========


*Computed in accordance with Section 4.2(b)(n).

                                 FOREVER YOURS
                               CONTRACT SUMMARY

          HOSPITALS                                 BIRTHS
          ---------                                 ------
Hospitals per Forever Yours Acquisition Document    226,796   x 20 = $4,535,920

Sutter Merced (missed on original list)               1,936   x 20 = $   38,720

     1 Non First Foto - nonactive with contract*        625   x 20 = $   12,500
                                                    -------           ---------
Total Purchase Price                                229,357           4,587,140
                                                    -------           ---------

Less:

     Commission Adjustment                                             (75,000)

     Offset Adjustment (6,350 x $20)(A)                               (127,000)
                                                                      --------

     Total Adjusted Purchase Price                                  $4,385,140
                                                                    ----------



Offset Activity ("Credit" Amount)

     Plus Offset
       Columbia Lawnwood                   1,200
       Columbia Largo Regional Med Ctr     1,550
       Columbia Paradise Valley            1,000
       NorthPenn                             897
       Columbia Plaza - Ft Worth**            --
       Condell**                              --

     Less Offset
       Lavaca                                (50)
       St. Joseph Medical Center            (700)
       Presbyterian (Charlotte)           (4,847)
       Presbyterian (Matthews)            (1,800)
       UMC - Las Vegas                    (3,600)
       Waukesha***                            --
       Columbia Conroe***                     --        (6,350) (A)
                                          ------       --------
                                                       223,007

      *  Columbia Ocala birth obtained from the AHA Guide
      ** Acquired from First Foto, no adjustment to "Credit" Amount (see Section
           4.2(d) in the Asset Purchase Agreement)
      ***Returned to First Foto, no reduction to "Credit" Amount (see Sections
           4.2(b) and 4.2(e) in the Asset Purchase Agreement